UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2023

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of First Wave BioPharma, Inc. (the “Company”), the stockholders voted on the five proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 15, 2023 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1.	The stockholders elected each of James Sapirstein, Edward J. Borkowski, Charles J. Casamento, Terry Coelho and Alastair Riddell to serve on the Company’s board of directors for a term of one year expiring at the annual meeting of stockholders to be held in 2024 or until their respective successors are duly elected and qualified. The tabulation of votes with respect to the election of such directors was as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
James Sapirstein	341,989	77,548	479,278
Edward J. Borkowski	381,741	37,796	479,278
Charles J. Casamento	318,303	101,234	479,278
Terry Coelho	370,182	49,355	479,278
Alastair Riddell	330,357	89,180	479,278

2.	The stockholders voted to approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 317,480 to 1,167,480 and to increase the number of shares that otherwise become available under the plan for grants as incentive stock options to 5,000,000. The tabulation of votes with respect to this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,852	136,277	1,408	479,278

3.	The stockholders voted to approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
286,205	128,673	4,659	479,278

4.	The stockholders approved the ratification of the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. The tabulation of votes with respect to this proposal was as follows:

Votes For	Votes Against	Abstentions
806,755	64,399	27,661

5.	The stockholders approved the adjournment of the Annual Meeting to the extent that there were insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals. The tabulation of votes with respect to this proposal was as follows:

Votes For	Votes Against	Abstentions
718,960	164,471	15,382

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment to the 2020 Omnibus Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

June 23, 2023	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer